PROMISSORY NOTE


U.S.:  75,000.00                       Signed at: 6235 S. 90th Street, Omaha, NE


FOR VALUE RECIEVED. the undersigned INTERACTIVE GAMING & WAGERING ("Borrower") promise(s) to pay unto JOANN ABBOUD ("Noteholder"), on order, the principal sum of Seventy Five Thousand Dollars ($75,000.00) with a flat 8% rate due on the principal. Principal shall be payable by wire transfer for credit to JOANN ABBOUD, account #146404627961 US Bank, ABA#104000029, or such other account as Noteholder may designate.

This Note is payable upon demand and may be prepaid in whole or in part at any time without penalty.

In the event of default, Borrower shall be responsible for all costs of collection, including, but not limited to, attorney fees.

Date:  July 1, 1997                    /s/Bryan P. Abboud
                                       Borrower
                                       Bryan P. Abboud, President
                                       INTERACTIVE GAMING & WAGERING

Date:  July 1, 1997
                                       /s/Joann Abboud
                                       Noteholder
                                       JOANN ABBOUD